UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 22, 2026

Change Agents Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-38728	47-1685128
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

4400 Route 9 South, Suite 3100

Freehold, NJ 07728

(Address of principal executive offices, including ZIP code)

(732) 780-4400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	CHGA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Equity Line

On July 22, 2026, the Change Agents Corporation (the “Company”) entered into an Equity Purchase Agreement (the “Purchase Agreement”) with Hudson Global Ventures, LLC, a Nevada limited liability company (the “Investor”). Pursuant to the Purchase Agreement, upon the terms and subject to the conditions set forth therein, the Company may, from time to time during the Commitment Period, in its sole discretion, require the Investor to purchase shares of the Company’s common stock, par value $0.0001 per shares (“Common Stock”) having an aggregate purchase price of up to $10,000,000. The Commitment Period ends on the earliest of (i) the date on which the Investor has purchased shares equal to the $10,000,000 maximum commitment amount, (ii) 36 months after the date of the Purchase Agreement, (iii) written notice of termination by the Company to the Investor, subject to certain limitations, and (iv) certain bankruptcy-related events.

Under the Purchase Agreement, each put must be in a minimum amount of not less than $15,000, calculated using the purchase price, and may not exceed the lesser of $500,000, calculated using the initial purchase price, and 200% of the average daily trading value. The purchase price for shares sold under the Purchase Agreement will be equal to $0.30 per share, which price exceeds the Nasdaq Minimum Price (as defined in Nasdaq Listing Rule 5635(d). The $0.30 purchase price is subject to adjustment for any stock dividend, stock split, stock combination, rights offerings, reclassification or similar transaction that proportionately decreases or increases the number of outstanding Common Stock. The Applicable Trading Amount for each put (i.e. the amount that the Company can require the investor to purchase) shall mean:

(a)	$15,000.00 if the lowest closing price of the Common Stock during the two (2) Trading Days immediately preceding the respective Put Date is greater than $0.41 but less than or equal to $0.45; or

(b)	$25,000.00 if the lowest closing price of the Common Stock during the two (2) Trading Days immediately preceding the respective Put Date is greater than $0.45 but less than or equal to $0.50; or

(c)	$100,000.00 if the lowest closing price of the Common Stock during the two (2) Trading Days immediately preceding the respective Put Date is greater than $0.50 but less than or equal to $0.60; or

(d)	$200,000.00 if the lowest closing price of the Common Stock during the two (2) Trading Days immediately preceding the respective Put Date is greater than $0.60 but less than or equal to $0.75; or

(e)	$350,000.00 if the lowest closing price of the Common Stock during the two (2) Trading Days immediately preceding the respective Put Date is greater than $0.75 but less than or equal to $1.00; or

(f)	$450,000.00 if the lowest closing price of the Common Stock during the two (2) Trading Days immediately preceding the respective Put Date is greater than $1.00 but less than or equal to $1.50; or

(g)	$500,000.00 if the lowest closing price of the Common Stock during the two (2) Trading Days immediately preceding the respective Put Date is greater than $1.50.

The Company’s ability to sell shares under the Purchase Agreement is subject to various conditions, including the effectiveness of a registration statement covering the resale of the shares, Nasdaq shareholder approval limitations, a 4.99% beneficial ownership limitation, DWAC eligibility and minimum pricing conditions.

Under the terms of the Purchase Agreement the Company agreed to procure stockholder approval (“Stockholder Approval”) for the shares of common stock underlying the Warrant (as defined below). If the Stockholder Approval is not obtained and deemed effective under Delaware law on or before the date that is seventy-five (75) calendar days after the date of this Agreement (the “Stockholder Approval Deadline Date”), then the Investor shall have the right, exercisable upon written notice to the Company within five (5) Trading Days of the Stockholder Approval Deadline Date (the “Buyout Notice”), to require the Company to pay $250,000.00 (the “Buyout Amount”) in cash to the Investor within three (3) Trading Days of the date of the Buyout Notice. If (i) the Investor delivers the Buyout Notice pursuant to the immediately preceding sentence and (ii) the Company pays the Buyout Amount to the Investor within three (3) Trading Days of the date of the Buyout Notice, then the Warrants shall be extinguished and redeemed in the entirety. If (i) the Stockholder Approval is obtained and deemed effective under Delaware law on or before the Stockholder Approval Deadline Date and (ii) the average of the closing prices of the Common Stock on the Principal Market for the five (5) Trading Days immediately preceding the Stockholder Approval Date, as defined below (the “True-Up Price”) is less than $0.27 per share (subject to adjustment for any stock dividend, stock split, stock combination, rights offerings, reclassification or similar transaction that proportionately decreases or increases the number of outstanding Common Stock), then the Company shall pay True-Up Payment (as defined in this Agreement) to the Investor within three (3) Trading Days of the Stockholder Approval Date. The True-Up Payment shall mean $250,000.00 minus the Warrants Value (as defined in this Agreement). The “Warrants Value” shall mean the total number of Exercise Shares underlying the Warrants on the Stockholder Approval Date multiplied by the True-Up Price.

In connection with the Purchase Agreement, the Company issued to the Investor a common stock purchase warrant (the “Warrant”) to purchase up to 925,925 shares of Common Stock at an exercise price of $0.01 per share, subject to adjustment as provided in the Warrant. The Warrant is exercisable at any time following stockholder approval of the shares issuable upon exercise of the Warrant (the “Stockholder Approval Date”) until 5:00 p.m. Eastern time on the date that is five years after the Stockholder Approval Date, subject to the terms and limitations set forth therein, including a 4.99% beneficial ownership limitation.

Also on July 22, 2026, the Company entered into a Registration Rights Agreement with the Investor (the “Registration Rights Agreement” and, together with the Equity Purchase Agreement and the Warrant, the “Equity Line Transaction Documents”). Pursuant to the Registration Rights Agreement, the Company agreed to file with the Securities and Exchange Commission an initial registration statement covering the maximum number of registrable securities permitted to be included thereon (including shares issuable under the Purchase Agreement and underlying the Warrant) within 30 calendar days after the date of the Registration Rights Agreement and to use reasonable commercial efforts to have the registration statement declared effective within 90 calendar days after the date of the Registration Rights Agreement. The Registration Rights Agreement provides that the registration statement must remain effective and available for resale by the Investor until the Investor has sold all registrable securities covered thereby and the maximum commitment amount under the Equity Purchase Agreement has been drawn down by the Company.

The foregoing descriptions of the Equity Purchase Agreement, the Registration Rights Agreement and the Warrant do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements and instruments, copies of which are filed as Exhibits 10.1, 10.2 and 4.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K relating to the Equity Purchase Agreement, the Warrant and the shares of Common Stock issuable upon exercise of the Warrant is incorporated by reference into this Item 3.02. The Warrant and the shares issuable upon exercise of the Warrant have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and were offered and sold, or will be issued, in reliance upon exemptions from the registration requirements of the Securities Act, including Section 4(a)(2) of the Securities Act and/or Rule 506(b) of Regulation D promulgated thereunder, and applicable state securities laws.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description of Exhibit
4.1	Warrant dated July 22, 2026
10.1*	Equity Purchase Agreement dated July 22, 2026
10.2	Registration Rights Agreement dated July 22, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	The schedules (and similar attachments) to this exhibit have been omitted from this filing pursuant to Item 601(b)(10) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedule (or similar attachment) to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 23, 2026	Change Agents Corporation

/s/ Sam Knipper
Sam Knipper
Chief Financial Officer